COMMON STOCK                                                        COMMON STOCK
   NUMBER                     [TELTRUST LOGO]                          SHARES

[TTST       ]                                                       [          ]

INCORPORATED UNDER                                             SEE REVERSE SIDE
  THE LAWS OF THE                                                 FOR CERTAIN
    OF DELAWARE                                                   DEFINITIONS

                                TELTRUST, INC.                 CUSIP 879950 10 3



         This Certifies that




         is the owner of


           SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE OF

=================================TELTRUST, INC.=================================
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile Corporation Seal to he hereunto affixed.

Dated:
                    [TELTRUST CORPORATE SEAL APPEARS HERE]


           SECRETARY                                               PRESIDENT

********************************************************************************
COUNTERSIGNED AND REGISTERED:
  AMERICAN SECURITIES TRANSFER & TRUST, INC.
  (P.O. Box 1596, Denver, CO 80201)            TRANSFER AGENT
                                               AND REGISTRAR

BY

                                               AUTHORIZED SIGNATURE

                                TELTRUST, INC.

    The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences, and relative, participating, optional or other special rights and limitations of each outstanding class of stock of the Corporation and the qualifications, limitations and restrictions of such preferences and/or rights.

    The following abbreviations, when used on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common               UNIF GIFT MIN ACT-_______________ Custodian ___________________
TEN ENT- as tenants by the entireties                             (Cust)                     (Minor)
 JT TEN- as joint tenants with                          under Uniform Gift to Minors
         right of survivorship and
         not as tenants in common                       Act _______________________________________________
                                                                         (State)

                                            UNIF TRF MIN ACT-___________Custodian (until age ______________)

                                                             ______________________ under Uniform Transfers

                                                             to Minors Act ________________________________
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _________________________________ hereby sell(s), assign(s)
and transfer(s) unto


Please Insert Social Security or Other
   Identifying Number of Assignee
--------------------------------------

______________________________________________________________________________

______________________________________________________________________________
(Please print or typewrite name and address, including sip code, or assignee)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________

                      X ______________________________________________________

                      X ______________________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


By
  ____________________________________________________
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
  GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
  AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
  MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.